UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2006, Celsion Corporation (the “Company”) made awards of restricted common stock pursuant to the Company’s 2004 Stock Incentive Plan to its Named Executive Officers (as that term is defined in Item 402 of Regulation S-K) in lieu of bonuses of those executive officers and in lieu of a $50,000.00 salary increase for 2006 for the Company’s President and Chief Executive Officer, Lawrence S. Olanoff. The number of shares of restricted stock awarded to each executive officer was based upon the March 15, 2006 closing price of the Company’s common stock on The American Stock Exchange, which was $4.08. Each of the awards of restricted stock will vest on March 15, 2007. The restricted stock awards and percentage of bonuses are as follows:

	Restricted Stock Awarded in Lieu of All or a Portion of 2005 Bonus
Name and Title of Executive Officer	Percentage of Bonus	Shares of Restricted Stock Awarded	Restricted Stock Awarded in Lieu of 2006 Salary Increase	Value of Shares Awarded
Lawrence S. Olanoff, President – Chief Executive Officer	100%	12,255	12,255	$100,000.08
Anthony P. Deasey, Executive Vice President – Chief Operating Officer and Chief Financial Officer	50%	10,478	—	$42,750.24
Carolyn Finkle, Vice President – Regulatory Affairs	33%	2,369	—	$9,665.52
Michael Oleck, Vice President – Operations	50%	4,534	—	18,498.72

A copy of the letters from the Company to the executive officers regarding the awards of restricted stock are attached hereto as exhibits 10.1, 10.2, 10.3 and 10.4, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Letter dated March 16, 2006 from the Company to Lawrence S. Olanoff

10.2	Letter dated March 16, 2006 from the Company to Anthony P. Deasey

10.3	Letter dated March 16, 2006 from the Company to Carolyn Finkle

10.4	Letter dated March 16, 2006 from the Company to Michael Oleck

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: March 21, 2006	By:	/s/ Anthony P. Deasey
Anthony P. Deasey Executive Vice President, Chief Financial Officer and Chief Operating Officer

S-1

Exhibit Index

Exhibit No.	Description
10.1	Letter dated March 16, 2006 from the Company to Lawrence S. Olanoff

10.2	Letter dated March 16, 2006 from the Company to Anthony P. Deasey

10.3	Letter dated March 16, 2006 from the Company to Carolyn Finkle

10.4	Letter dated March 16, 2006 from the Company to Michael Oleck

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